UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July25, 2010

____________________________

Mammatech Corporation
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

0-11050 (Commission File Number)		59-2181303 (IRS Employer Identification No.)
930 NW 8th Ave Gainesville, Florida 32601 (Address of Principal Executive Offices and zip code)

(352) 375-0607
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On July 9, 2010, Mammatech Corporation (the “Company”) entered into a Share Purchase Agreement  with Verdad Telecom, Inc. (“Verdad Telecom”) which was amended on July 23, 2010 ( together the “Share Purchase Agreement”), under which Verdad Telecom agreed to purchase, and the Company agreed to sell, an aggregate of 47,286,188 shares of common stock of Mammatech Corporation for a purchase price of $28,371.71, or $0.0006 per share. The contemplated Share Purchase Agreement occurred on July 25, 2010 (“Closing”).

Except for the Share Purchase Agreement and the transactions contemplated by that agreement, and except as other described herein, neither the Company, nor its directors and officers, had any material relationship with Verdad Telecom or its directors and officers.

The authorized capital stock of the Company consists solely of 200,000,000 shares of Common Stock, par value $0.0001 per share. As of July 23, 2010, there were 5,123,700 shares of the Company’s Common Stock outstanding. Immediately following the Closing, there were 52,409,888 shares of Common Stock outstanding, and no shares of preferred stock issued and outstanding.

Immediately following the Closing, Verdad Telecom owned an aggregate of 47,286,188 shares of the Company’s Common Stock out of the total of 52,409,888 shares of Common Stock outstanding at the Closing, or approximately 90.22% of the Company’s issued and outstanding shares. Also immediately following the Closing, Eric Stoppenhagen, Verdad Telecom’s sole director, officer and shareholder beneficially owned 47,286,188 shares of the Company’s Common Stock out of the total of 52,409,888 shares of Common Stock issued and outstanding at the Closing, or approximately 90.22% of the Company’s issued and outstanding shares.

In accordance with the provisions of the Purchase Agreement, effective as of the Closing, the existing directors and officers of the Company resigned and the following directors and officers were appointed:

Name	Age	Position
Eric Stoppenhagen	37	Director, President, CFO and Secretary

The Purchase Agreement provided that, on the closing date, the current directors and officers of the Company would resign and the Company would appoint a new Board of Directors, effective as of the closing date, as directed by Verdad Telecom prior to the closing date. Verdad Telecom appointed Eric Stoppenhagen to service as our sole director.  Additionally, Mr. Stoppenhagen was appointed President, Chief Financial Officer, and Secretary.  Mr. Stoppenhagen has consented to serve in such capacities. The directors of the Company prior to the Closing approved the Share Purchase Agreement and the transactions contemplated thereunder.

On July 14, 2010, in its Current Report on Form 8-K, the Company reported the execution of the Share Purchase Agreement and included a copy of the Share Purchase Agreement therein as Exhibit 10.1. That Current Report is hereby incorporated by reference. Additionally, a copy of the Amendment to the Share Purchase Agreement dated July 23, 2010 is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Additionally, on July 14, 2010, the Company filed an Information Statement on Schedule 14f-1 reporting the proposed transaction and the pending change of control of the Company at the Closing.

The issuance of the Common Shares to Verdad Telecom was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof. The Company made this determination based on the representations of Verdad Telecom which included, in pertinent part, that Verdad Telecom was “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, that Verdad Telecom was acquiring the Common Shares for investment purposes for its own accounts and not as nominee or agent, and not with a view to the resale or distribution thereof, and that Verdad Telecom understood that the Common Shares may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Effective as of the Closing, the existing directors and officers of the Company resigned and the following sole director and officer was appointed:

Name	Age	Position
Eric Stoppenhagen	37	President, Chief Financial Officer, Secretary, and Director

Eric Stoppenhagen. Mr. Stoppenhagen, through his consulting company, Venor Consulting, Inc., provides financial and management services to small to medium-sized companies that either are public or desire to become public. He provides temporary CFO services to these companies, which includes as transaction advice, preparation of security filings and advice regarding compliance with corporate governance requirements. Mr. Stoppenhagen has more than ten years of financial experience having served in an executive capacity for several public and private companies, including as Vice President of Finance  and subsequently Interim President of Trestle Holdings, Inc. from 2003 to 2009; Interim President of WoozyFly, Inc. from 2009 to 2010; Interim President of Trist Holding, Inc. from 2007 to 2010; CFO and Director of AuraSource, Inc. from 2008 to 2010; CFO of GetFugu, Inc. in 2009; and, CFO of Jardinier Corp. from 2007 to 2008. Mr. Stoppenhagen is a Certified Public Accountant and holds a Juris Doctorate and Masters of Business Administration both from George Washington University. Additionally, he holds a Bachelor of Science in Finance and a Bachelor of Science in Accounting both from Indiana University.

To the Company’s knowledge, Mr. Stoppenhagen and his affiliates (including Verdad Telecom, Inc.) currently beneficially own, as of the Closing, 47,286,188 shares of Common Stock of the Company. Mr. Stoppenhagen does not own any other equity securities or rights to acquire any securities of the Company, and no such person has been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the SEC other than with respect to the transactions that have been described herein. Immediately prior to the Closing, Mr. Stoppenhagen was not a director of, nor did he hold any position with, the Company, nor did he have a familial relationship with any director or executive officer of the Company.

None of the newly appointed directors have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor have they been a party to any judicial or administrative proceeding during the past five years, except for matters that were dismissed without sanction or settlement, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Until further determination by the Board, the full Board of Directors will undertake the duties of the Audit Committee, Compensation Committee and Nominating Committee of the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

10.1	Amendment to Share Purchase Agreement dated July 23, 2010, by and between the Company and Verdad Telecom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAMMATECH CORPORATION

By: /s/Eric Stoppenhagen
Dated: July 27, 2010
Eric Stoppenhagen,
President